EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer

pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

regarding Annual Report on Form 10-K for the year ended December 31, 2018

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Acacia Diversified Holdings, Inc., a Texas corporation (the “Company”), does hereby certify that, to his knowledge:

1.  The Company’s Annual Report on Form 10-K for the fiscal period ended December 31, 2018, (the Form 10-K) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented herein.

Date:  April 1, 2019

By: /s/ Richard K. Pertile

Richard K. Pertile,

Principal Executive Officer,

Principal Financial Officer and

Principal Accounting Officer